UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Equity Income

Builder Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Income Builder Fund

Fund objectives

The Fund’s principal investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Equity Income Builder Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Legg Mason ClearBridge Equity Income Builder Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve

IV	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. The market got off to a strong start in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Fueling the market’s ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%, respectively. The market took a step backward in May as the Index fell 1.13% amid concerns for the economy and future corporate profits. Stock prices then declined 1.67% in June due to weaker-than-expected economic data and a further escalation of the European sovereign debt crisis. All told, the Index returned 6.02% over the reporting period.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) pro-

Legg Mason ClearBridge Equity Income Builder Fund	V

duced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationvi Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given weakening economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvii returned 2.72%.

Performance review

For the six months ended June 30, 2011, Class A shares of Legg Mason ClearBridge Equity Income Builder Fund, excluding sales charges, returned 6.05%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexviii, returned 5.74% over the same time frame. The Lipper Equity Income Funds Category Average1 returned 6.36% for the same period.

Performance Snapshot as of June 30, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Equity Income Builder Fund:
Class 1[2]	N/A
Class A	6.05%
Class B3	5.63%
Class C	5.62%
Class I	6.19%
Russell 3000 Value Index	5.74%
Lipper Equity Income Funds Category Average	6.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 288 funds in the Fund’s Lipper category, and excluding sales charges.

[2]	The Fund’s Class 1 shares are closed to all purchases and incoming exchanges (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fees forgone and/or expense reimbursements, without which the performance would have been lower.

Performance of Class 1 shares is not shown because this share class commenced operations on April 29, 2011.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus, dated April 29, 2011, as supplemented, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.02%, 1.30%, 1.93%, 2.00% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 29, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Equity Income Builder Fund	VII
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class 1[5]	-1.98%	$1,000.00	$980.20	0.89%	$1.45	Class 1	5.00%	$1,000.00	$1,020.38	0.89%	$4.46
Class A	6.05	1,000.00	1,060.50	1.16	5.93	Class A	5.00	1,000.00	1,019.04	1.16	5.81
Class B	5.63	1,000.00	1,056.30	1.82	9.28	Class B	5.00	1,000.00	1,015.77	1.82	9.10
Class C	5.62	1,000.00	1,056.20	1.97	10.04	Class C	5.00	1,000.00	1,015.03	1.97	9.84
Class I	6.19	1,000.00	1,061.90	0.81	4.14	Class I	5.00	1,000.00	1,020.78	0.81	4.06

[1]	For the six months ended June 30, 2011, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (60) for Class 1 shares and (181) for Class A, B, C and I shares, then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[5]	For the period April 29, 2011 (inception date) to June 30, 2011.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Common Stocks — 85.5%
Consumer Discretionary — 6.3%
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	453,590	$38,246,709
Media — 3.4%
Comcast Corp., Special Class A Shares	875,000	21,201,250
Reed Elsevier PLC	3,047,730	27,717,261	(a)
Thomson Corp.	680,000	25,540,800
Time Warner Inc.	1,643,600	59,777,732
Total Media		134,237,043
Specialty Retail — 2.0%
Home Depot Inc.	1,757,830	63,668,603
Staples Inc.	1,076,800	17,018,824
Total Specialty Retail		80,687,427
Total Consumer Discretionary		253,171,179
Consumer Staples — 9.9%
Food & Staples Retailing — 2.0%
FHC Delaware Inc.	28,868	0	*(a)(b)
Wal-Mart Stores Inc.	1,476,670	78,470,244
Total Food & Staples Retailing		78,470,244
Food Products — 2.5%
H.J. Heinz Co.	1,875,000	99,900,000
Household Products — 5.4%
Kimberly-Clark Corp.	1,600,000	106,496,000
Procter & Gamble Co.	1,730,000	109,976,100
Total Household Products		216,472,100
Total Consumer Staples		394,842,344
Energy — 10.8%
Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	833,079	85,673,844
ConocoPhillips	286,530	21,544,191
Exxon Mobil Corp.	1,552,109	126,310,630
Sandridge Mississippian Trust I	546,762	14,461,855	*
Spectra Energy Corp.	2,856,960	78,309,274
Total SA, ADR	1,814,490	104,950,102
Total Energy		431,249,896
Financials — 10.5%
Capital Markets — 1.2%
BlackRock Inc.	252,710	48,472,305

See Notes to Financial Statements.

4	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Commercial Banks — 0.8%
U.S. Bancorp	1,185,820	$30,250,268
Diversified Financial Services — 1.5%
JPMorgan Chase & Co.	1,502,837	61,526,147
Insurance — 2.8%
Berkshire Hathaway Inc., Class B Shares	523,260	40,495,092	*
Travelers Cos. Inc.	1,200,000	70,056,000
Total Insurance		110,551,092
Real Estate Investment Trusts (REITs) — 1.9%
Annaly Capital Management Inc.	2,159,440	38,956,297
Chimera Investment Corp.	7,000,000	24,220,000
Simon Property Group Inc.	105,660	12,280,862
Total Real Estate Investment Trusts (REITs)		75,457,159
Thrifts & Mortgage Finance — 2.3%
First Niagara Financial Group Inc.	3,000,000	39,600,000
New York Community Bancorp Inc.	1,198,960	17,972,410
People’s United Financial Inc.	2,500,000	33,600,000
Total Thrifts & Mortgage Finance		91,172,410
Total Financials		417,429,381
Health Care — 6.7%
Pharmaceuticals — 6.7%
Abbott Laboratories	365,000	19,206,300
Bristol-Myers Squibb Co.	3,150,000	91,224,000
GlaxoSmithKline PLC, ADR	1,000,000	42,900,000
Johnson & Johnson	1,261,237	83,897,485
Pfizer Inc.	1,565,130	32,241,678
Total Health Care		269,469,463
Industrials — 12.5%
Aerospace & Defense — 3.6%
Honeywell International Inc.	1,017,452	60,629,965
Lockheed Martin Corp.	580,000	46,962,600
Raytheon Co.	705,000	35,144,250
Total Aerospace & Defense		142,736,815
Air Freight & Logistics — 1.5%
United Parcel Service Inc., Class B Shares	826,310	60,262,788
Commercial Services & Supplies — 3.0%
Waste Management Inc.	3,200,000	119,264,000
Industrial Conglomerates — 3.4%
3M Co.	625,000	59,281,250

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Industrial Conglomerates — continued
General Electric Co.	3,075,000	$57,994,500
United Technologies Corp.	227,840	20,166,118
Total Industrial Conglomerates		137,441,868
Machinery — 0.5%
Deere & Co.	254,450	20,979,403
Trading Companies & Distributors — 0.5%
TAL International Group Inc.	550,000	18,991,500
Total Industrials		499,676,374
Information Technology — 12.3%
Computers & Peripherals — 2.4%
Apple Inc.	208,100	69,852,927	*
Seagate Technology PLC	1,600,000	25,856,000
Total Computers & Peripherals		95,708,927
Internet Software & Services — 1.2%
Google Inc., Class A Shares	92,200	46,688,236	*
IT Services — 3.4%
Automatic Data Processing Inc.	1,000,000	52,680,000
International Business Machines Corp.	215,000	36,883,250
Paychex Inc.	1,500,000	46,080,000
Total IT Services		135,643,250
Office Electronics — 0.4%
Xerox Corp.	1,659,540	17,275,811
Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	1,380,000	30,580,800
Linear Technology Corp.	592,950	19,579,209
Microchip Technology Inc.	1,034,690	39,225,098
Total Semiconductors & Semiconductor Equipment		89,385,107
Software — 2.7%
Microsoft Corp.	4,105,000	106,730,000
Total Information Technology		491,431,331
Materials — 5.0%
Chemicals — 3.0%
E.I. du Pont de Nemours & Co.	1,100,000	59,455,000
Potash Corp. of Saskatchewan Inc.	356,870	20,338,021
PPG Industries Inc.	451,240	40,968,080
Total Chemicals		120,761,101

See Notes to Financial Statements.

6	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security		Shares	Value
Metals & Mining — 1.0%
BHP Billiton Ltd., ADR		101,850	$9,638,065
Nucor Corp.		700,000	28,854,000
Total Metals & Mining			38,492,065
Paper & Forest Products — 1.0%
International Paper Co.		1,326,950	39,569,649
Total Materials			198,822,815
Telecommunication Services — 5.4%
Diversified Telecommunication Services — 4.6%
AT&T Inc.		2,688,830	84,456,150
Verizon Communications Inc.		2,100,000	78,183,000
Windstream Corp.		1,425,900	18,479,664
Total Diversified Telecommunication Services			181,118,814
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC, ADR		1,243,286	33,220,602
Total Telecommunication Services			214,339,416
Utilities — 6.1%
Electric Utilities — 2.2%
American Electric Power Co. Inc.		1,500,000	56,520,000
NextEra Energy Inc.		517,820	29,753,937
Total Electric Utilities			86,273,937
Gas Utilities — 0.5%
UGI Corp.		600,000	19,134,000
Multi-Utilities — 3.4%
CenterPoint Energy Inc.		2,700,000	52,245,000
National Grid PLC		8,600,000	84,630,067	(a)
Total Multi-Utilities			136,875,067
Total Utilities			242,283,004
Total Common Stocks (Cost — $3,445,805,018)			3,412,715,203

	Rate
Convertible Preferred Stocks — 4.2%
Consumer Discretionary — 0.6%
Automobiles — 0.6%
General Motors Co.	4.750%	520,000	25,344,800
Financials — 1.9%
Commercial Banks — 0.5%
Wells Fargo & Co.	7.500%	20,000	21,200,000

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	7

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate		Shares	Value
Diversified Financial Services — 0.3%
CalEnergy Capital Trust III	6.500%		200,000	$10,110,000
Insurance — 1.1%
Metlife Inc.	5.000%		540,000	44,512,200
Total Financials				75,822,200
Utilities — 1.7%
Electric Utilities — 1.7%
Great Plains Energy Inc.	12.000%		440,000	28,705,600
NextEra Energy Inc.	7.000%		750,000	38,812,500
Total Utilities				67,518,100
Total Convertible Preferred Stocks (Cost — $169,633,033)				168,685,100
Master Limited Partnerships — 0.5%
Utilities — 0.5%
Electric Utilities — 0.5%
Brookfield Infrastructure Partners LP (Cost — $19,072,399)			800,000	20,040,000
Preferred Stocks — 0.3%
Financials — 0.3%
Commercial Banks — 0.3%
Wells Fargo & Co., Series K (Cost — $10,971,059)	7.980%		10,000,000	10,850,000	(c)

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(b)(d)(e)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(b)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(b)(d)(e)
Total Asset-Backed Securities (Cost — $250,102)				2
Convertible Bonds & Notes — 1.1%
Information Technology — 1.1%
Internet Software & Services — 1.1%
VeriSign Inc., Junior Subordinated Notes (Cost — $36,710,461)	3.250%	8/15/37	36,000,000	41,715,000
Corporate Bonds & Notes — 4.1%
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/62	50,000,000	48,697,900	(c)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	8,955,000	8,372,925	(c)

See Notes to Financial Statements.

8	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 2.2%
Commercial Banks — 0.8%
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	$29,000,000	$29,725,000	(c)(f)
Diversified Financial Services — 1.4%
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	40,000,000	43,109,800	(c)(f)
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	12,800,000	12,718,912	(c)
Total Diversified Financial Services				55,828,712
Total Financials				85,553,712
Utilities — 0.5%
Electric Utilities — 0.5%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	18,000,000	17,884,620	(c)
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	3,500,000	3,504,242	(c)
Total Utilities				21,388,862
Total Corporate Bonds & Notes (Cost — $161,232,925)				164,013,399
Total Investments before Short-Term Investments (Cost — $3,843,674,997)				3,818,018,704
Short-Term Investments — 4.3%
Repurchase Agreements — 4.3%
Interest in $100,000,000 joint tri-party repurchase agreement dated 6/30/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $56,924,016 (Fully collateralized by U.S. government agency obligations, 1.000% due 9/20/13; Market value —$58,062,683)	0.010%	7/1/11	56,924,000	56,924,000
Interest in $100,000,000 joint tri-party repurchase agreement dated 6/30/11 with RBS Securities Inc.; Proceeds at maturity — $56,924,032; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value — $58,065,815)	0.020%	7/1/11	56,924,000	56,924,000
Interest in $367,792,000 joint tri-party repurchase agreement dated 6/30/11 with Barclays Capital Inc.; Proceeds at maturity — $56,925,032; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.135% due 5/6/13 to 7/15/20; Market value — $58,063,500)	0.020%	7/1/11	56,925,000	56,925,000
Total Short-Term Investments (Cost — $170,773,000)				170,773,000
Total Investments — 100.0% (Cost — $4,014,447,997#)				3,988,791,704
Other Assets in Excess of Liabilities — 0.0%				893,122
Total Net Assets — 100.0%				$3,989,684,826

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	9

Legg Mason ClearBridge Equity Income Builder Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of June 30, 2011.

(f)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

10	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $4,014,447,997)	$3,988,791,704
Foreign currency, at value (Cost — $51)	53
Cash	512
Receivable for securities sold	33,822,317
Dividends and interest receivable	14,516,247
Receivable for Fund shares sold	5,515,527
Prepaid expenses	112,194
Total Assets	4,042,758,554

Liabilities:
Payable for securities purchased	37,522,600
Payable for Fund shares repurchased	10,309,325
Investment management fee payable	1,995,241
Service and/or distribution fees payable	770,355
Distributions payable	458,435
Trustees’ fees payable	66,368
Accrued expenses	1,951,404
Total Liabilities	53,073,728
Total Net Assets	$3,989,684,826

Net Assets:
Par value (Note 7)	$2,996
Paid-in capital in excess of par value	4,537,685,181
Undistributed net investment income	7,373,763
Accumulated net realized loss on investments and foreign currency transactions	(529,655,931)
Net unrealized depreciation on investments and foreign currencies	(25,721,183)
Total Net Assets	$3,989,684,826

Shares Outstanding:
Class 1	96,718,771
Class A	158,031,211
Class B	17,927,595
Class C	18,438,574
Class I	8,493,209

Net Asset Value:
Class 1 (and redemption price)	$13.33
Class A (and redemption price)	$13.33
Class B*	$13.12
Class C*	$13.18
Class I (and redemption price)	$13.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.14

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Dividends	$50,686,376
Interest	7,360,694
Less: Foreign taxes withheld	(492,586)
Total Investment Income	57,554,484

Expenses:
Investment management fee (Note 2)	9,467,547
Service and/or distribution fees (Notes 2 and 5)	4,003,070
Transfer agent fees (Note 5)	2,743,386
Fund accounting fees	106,102
Trustees’ fees	88,527
Shareholder reports	59,755
Registration fees	52,116
Audit and tax	24,173
Legal fees	19,657
Insurance	19,385
Custody fees	12,598
Miscellaneous expenses	8,818
Total Expenses	16,605,134
Less: Fees forgone and/or expense reimbursements (Notes 2 and 5)	(616,813)
Net Expenses	15,988,321
Net Investment Income	41,566,163

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	216,706,115
Foreign currency transactions	(20,178)
Net Realized Gain	216,685,937
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(184,441,910)
Foreign currencies	(64,887)
Change in Net Unrealized Appreciation (Depreciation)	(184,506,797)
Net Gain on Investments and Foreign Currency Transactions	32,179,140
Increase in Net Assets From Operations	$73,745,303

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$41,566,163	$56,370,501
Net realized gain	216,685,937	150,320,066
Change in net unrealized appreciation (depreciation)	(184,506,797)	(12,021,474)
Proceeds from settlement of a regulatory matter	—	3,864,822	†
Increase in Net Assets From Operations	73,745,303	198,533,915

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(44,943,396)	(62,207,069)
Decrease in Net Assets From Distributions to Shareholders	(44,943,396)	(62,207,069)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	403,264,834	207,622,395
Reinvestment of distributions	44,068,730	60,471,141
Cost of shares repurchased	(265,912,627)	(440,480,040)
Net assets of shares issued in connection with merger (Note 8)	1,975,205,337	—
Increase (Decrease) in Net Assets From Fund Share Transactions	2,156,626,274	(172,386,504)
Increase (Decrease) in Net Assets	2,185,428,181	(36,059,658)

Net Assets:
Beginning of period	1,804,256,645	1,840,316,303
End of period*	$3,989,684,826	$1,804,256,645
* Includes undistributed net investment income of:	$7,373,763	$10,824,869

†	The Fund received $2,130,903, $1,458,245, $275,490 and $184 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2011[2]

Net asset value, beginning of period	$13.71

Income (loss) from operations:
Net investment income	0.10
Net realized and unrealized loss	(0.37)
Total loss from operations	(0.27)

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$13.33
Total return[3]	(1.98)%

Net assets, end of period (millions)	$1,289

Ratios to average net assets:
Gross expenses	0.99%[4]
Net expenses	0.89 [4,5,6]
Net investment income	4.63 [4]

Portfolio turnover rate	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 29, 2011 (inception date) to June 30, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fees forgone and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011[2]		2010	2009		2008	2007	2006

Net asset value, beginning of period	$12.76		$11.80	$ 9.91		$16.03	$17.06	$17.12

Income (loss) from operations:
Net investment income	0.20		0.40	0.29		0.30	0.26	0.48
Net realized and unrealized gain (loss)	0.57		0.98	2.08		(5.88)	0.88	1.45
Proceeds from settlement of a regulatory matter	—		0.02	—		—	—	—
Total income (loss) from operations	0.77		1.40	2.37		(5.58)	1.14	1.93

Less distributions from:
Net investment income	(0.20)		(0.44)	(0.48)		(0.09)	(0.26)	(0.48)
Net realized gains	—		—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.20)		(0.44)	(0.48)		(0.54)	(2.17)	(1.99)

Net asset value, end of period	$13.33		$12.76	$11.80		$ 9.91	$16.03	$17.06
Total return[3]	6.05%		12.22%[4]	24.77%		(35.59)%	6.77%	11.69%[5]

Net assets, end of period (millions)	$2,107		$1,364	$1,378		$1,248	$2,300	$2,295

Ratios to average net assets:
Gross expenses	1.20%[6]		1.18%	1.19%[7]		1.12%	1.07%	1.09%[7]
Gross expenses, excluding dividend expense	1.20	[6]	1.18	1.19	[7]	1.10	1.07	1.09	[7]
Net expenses[8]	1.16	[6,9,10]	1.18	1.19	[7]	1.12	1.07	1.08	[7,9]
Net expenses, excluding dividend expense[8]	1.16	[6,9,10]	1.18	1.19	[7]	1.10	1.07	1.08	[7,9]
Net investment income	3.07	[6]	3.40	2.77		2.19	1.50	2.77

Portfolio turnover rate	68%		60%	142%[11]		147%[11]	189%[12]	175%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.18% for the year ended December 31, 2009, and 1.08% and 1.07% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2011[2]		2010	2009		2008	2007	2006

Net asset value, beginning of period	$12.57		$11.63	$ 9.75		$15.84	$16.91	$16.99

Income (loss) from operations:
Net investment income	0.16		0.32	0.22		0.22	0.16	0.39
Net realized and unrealized gain (loss)	0.55		0.97	2.05		(5.79)	0.87	1.43
Proceeds from settlement of a regulatory matter	—		0.09	—		—	—	—
Total income (loss) from operations	0.71		1.38	2.27		(5.57)	1.03	1.82

Less distributions from:
Net investment income	(0.16)		(0.44)	(0.39)		(0.07)	(0.19)	(0.39)
Net realized gains	—		—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.16)		(0.44)	(0.39)		(0.52)	(2.10)	(1.90)

Net asset value, end of period	$13.12		$12.57	$11.63		$ 9.75	$15.84	$16.91
Total return[3]	5.63%		12.28%[4]	23.88%		(35.96)%	6.16%	11.03%[5]

Net assets, end of period (millions)	$235		$164	$209		$236	$512	$601

Ratios to average net assets:
Gross expenses	1.89%[6]		1.85%	1.85%[7]		1.70%	1.64%	1.65%[7]
Gross expenses, excluding dividend expense	1.89	[6]	1.85	1.85	[7]	1.68	1.64	1.65	[7]
Net expenses[8]	1.82	[6,9,10]	1.85	1.85	[7]	1.70	1.64	1.64	[7,9]
Net expenses, excluding dividend expense[8]	1.82	[6,9,10]	1.85	1.85	[7]	1.68	1.64	1.64	[7,9]
Net investment income	2.43	[6]	2.70	2.11		1.58	0.93	2.23

Portfolio turnover rate	68%		60%	142%[11]		147%[11]	189%[12]	175%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009, and 1.64% and 1.63% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011[2]		2010	2009		2008	2007	2006

Net asset value, beginning of period	$12.62		$11.67	$ 9.76		$15.88	$16.96	$17.02

Income (loss) from operations:
Net investment income	0.14		0.30	0.21		0.19	0.13	0.35
Net realized and unrealized gain (loss)	0.57		0.98	2.05		(5.80)	0.87	1.45
Proceeds from settlement of a regulatory matter	—		0.01	—		—	—	—
Total income (loss) from operations	0.71		1.29	2.26		(5.61)	1.00	1.80

Less distributions from:
Net investment income	(0.15)		(0.34)	(0.35)		(0.06)	(0.17)	(0.35)
Net realized gains	—		—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.15)		(0.34)	(0.35)		(0.51)	(2.08)	(1.86)

Net asset value, end of period	$13.18		$12.62	$11.67		$ 9.76	$15.88	$16.96
Total return[3]	5.62%		11.31%[4]	23.75%		(36.09)%	5.98%	10.91%[5]

Net assets, end of period (millions)	$243		$235	$244		$236	$506	$513

Ratios to average net assets:
Gross expenses	1.97%[6]		1.99%	1.96%[7]		1.90%	1.82%	1.86%[7]
Gross expenses, excluding dividend expense	1.97	[6]	1.99	1.96	[7]	1.88	1.82	1.86	[7]
Net expenses[8]	1.97	[6,9,10]	1.99	1.96	[7]	1.88 [9,11]	1.80 [9,11]	1.83	[7,9]
Net expenses, excluding dividend expense[8]	1.97	[6,9,10]	1.99	1.96	[7]	1.86 [9,11]	1.80 [9,11]	1.83	[7,9]
Net investment income	2.08	[6]	2.59	2.00		1.41	0.78	2.02

Portfolio turnover rate	68%		60%	142%[12]		147%[12]	189%[13]	175%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009, and 1.84% and 1.82% for the year ended December 31, 2006, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[13]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011[2]		2010	2009		2008	2007	2006

Net asset value, beginning of period	$13.02		$12.03	$10.12		$16.32	$17.33	$17.37

Income (loss) from operations:
Net investment income	0.23		0.46	0.32		0.35	0.33	0.56
Net realized and unrealized gain (loss)	0.57		0.99	2.13		(6.00)	0.89	1.45
Total income (loss) from operations	0.80		1.45	2.45		(5.65)	1.22	2.01

Less distributions from:
Net investment income	(0.22)		(0.46)	(0.54)		(0.10)	(0.32)	(0.54)
Net realized gains	—		—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.22)		(0.46)	(0.54)		(0.55)	(2.23)	(2.05)

Net asset value, end of period	$13.60		$13.02	$12.03		$10.12	$16.32	$17.33
Total return[3]	6.19%		12.39%	25.13%		(35.37)%	7.13%	12.01%[4]

Net assets, end of period (millions)	$116		$41	$9		$4	$8	$2

Ratios to average net assets:
Gross expenses	0.81%[5]		0.89%	0.94%[6]		0.81%	0.77%	0.78%[6]
Gross expenses, excluding dividend expense	0.81	[5]	0.89	0.94	[6]	0.79	0.77	0.78	[6]
Net expenses[7]	0.81	[5,8,9]	0.89 [9]	0.93	[6,9,10]	0.78 [10,11]	0.74 [10,11]	0.77	[6,10]
Net expenses, excluding dividend expense[7]	0.81	[5,8,9]	0.89 [9]	0.93	[6,9,10]	0.76 [10,11]	0.74 [10,11]	0.77	[6,10]
Net investment income	3.41	[5]	3.84	3.00		2.54	1.85	3.12

Portfolio turnover rate	68%		60%	142%[12]		147%[12]	189%[13]	175%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93% for the year ended December 31, 2009, and 0.77% and 0.76% for the year ended December 31, 2006, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]

As a result of an expense limitation arrangement, effective April 30, 2010, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[10]	Reflects fees forgone and/or expense reimbursements.

[11]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, interest, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[13]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	19

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks	$3,300,367,875	$112,347,328	$0	*	$3,412,715,203
Convertible preferred stocks	158,575,100	10,110,000	—		168,685,100
Master limited partnerships	20,040,000	—	—		20,040,000
Preferred stocks	—	10,850,000	—		10,850,000
Asset-backed securities	—	2	—		2
Convertible bonds & notes	—	41,715,000	—		41,715,000
Corporate bonds & notes	—	164,013,399	—		164,013,399
Total long-term investments	$3,478,982,975	$339,035,729	$0	*	$3,818,018,704
Short-term investments†	—	170,773,000	—		170,773,000
Total investments	$3,478,982,975	$509,808,729	$0	*	$3,988,791,704

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

For the six months ended June 30, 2011, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks
Balance as of December 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2011	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011	—

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time,

20	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	21

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

22	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	23

Effective April 30, 2010, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

Effective April 29, 2011, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses for Class A shares less the 12b-1 differential of 0.25%, and the ratios of expenses to average net assets of Class A, Class B, Class C and Class I shares did not exceed 1.15%, 1.82%, 1.95% and 0.83%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended June 30, 2011, fees forgone and/or expenses reimbursed amounted to $616,813.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges (excluding reinvestment of dividends and distributions).

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

24	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2011, LMIS and its affiliates received sales charges of approximately $250,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$120,000	$6,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2011, the Fund had accrued $27,228 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,946,256,757
Sales	1,804,964,129

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$76,156,150
Gross unrealized depreciation	(101,812,443)
Net unrealized depreciation	$(25,656,293)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	25

For the six months ended June 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1*	—	$530,236
Class A	$2,076,959	1,580,090
Class B	710,124	358,696
Class C	1,215,987	254,528
Class I	—	19,836
Total	$4,003,070	$2,743,386

*	For the period April 29, 2011 (inception date) to June 30, 2011.

For the six months ended June 30, 2011, class specific fees forgone and/or expense reimbursements were as follows:

Fees Forgone/ Expense Reimbursements
Class 1*	$207,915
Class A	339,695
Class B	60,731
Class C	8,472
Class I	—
Total	$616,813

*	For the period April 29, 2011 (inception date) to June 30, 2011.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Net Investment Income:
Class 1	$10,460,969	*	—
Class A	27,709,790		$48,244,635
Class B	2,404,606		6,497,274
Class C	2,748,983		6,447,500
Class I	1,619,048		1,017,660
Total	$44,943,396		$62,207,069

*	For the period April 29, 2011 (inception date) to June 30, 2011.

7. Shares of beneficial interest

At June 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class 1*
Shares issued on reinvestment	784,769	$10,460,969	—	—
Shares repurchased	(1,865,617)	(24,936,806)	—	—
Shares issued with merger	97,799,619	1,340,482,237	—	—
Net increase	96,718,771	$1,326,006,400	—	—

Class A
Shares sold	21,666,191	$286,435,677	9,820,202	$117,357,184
Shares issued on reinvestment	2,044,341	27,206,997	3,970,147	47,053,252
Shares repurchased	(11,690,080)	(155,141,470)	(23,769,809)	(282,959,030)
Shares issued with merger	39,143,491	536,515,662	—	—
Net increase (decrease)	51,163,943	$695,016,866	(9,979,460)	$(118,548,594)

Class B
Shares sold	696,591	$9,083,397	1,145,552	$13,465,010
Shares issued on reinvestment	180,565	2,365,291	554,180	6,363,888
Shares repurchased	(2,707,735)	(35,469,107)	(6,645,816)	(77,818,131)
Shares issued with merger	6,731,744	90,791,475	—	—
Net increase (decrease)	4,901,165	$66,771,056	(4,946,084)	$(57,989,233)

Class C
Shares sold	2,210,119	$28,851,127	3,212,536	$38,267,912
Shares issued on reinvestment	199,224	2,620,705	532,117	6,236,129
Shares repurchased	(2,607,333)	(34,126,101)	(6,000,250)	(70,529,852)
Net decrease	(197,990)	$(2,654,269)	(2,255,597)	$(26,025,811)

Class I
Shares sold	5,866,027	$78,894,633	3,154,354	$38,532,289
Shares issued on reinvestment	104,184	1,414,768	66,928	817,872
Shares repurchased	(1,204,264)	(16,239,143)	(749,362)	(9,173,027)
Shares issued with merger	530,138	7,415,963	—	—
Net increase	5,296,085	$71,486,221	2,471,920	$30,177,134

*	For the period April 29, 2011 (inception date) to June 30, 2011.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	27

8. Transfer of net assets

At the close business on April 29, 2011, the Fund acquired substantially all of the assets of the Legg Mason ClearBridge Dividend Strategy Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Legg Mason ClearBridge Dividend Strategy Fund	Total Net Assets of the Fund
Legg Mason ClearBridge Dividend Strategy Fund	144,204,992	$1,975,205,337	$2,144,865,938

As part of the reorganization, for each share held, shareholders of the Acquired Fund’s Class A, Class B, Class I and Class 1 shares received 0.976537, 0.903322, 0.952734 and 1.014314 shares of the Fund’s Class A, Class B, Class I and Class 1 shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $51,602,606, accumulated net realized loss of $1,414,062 and overdistributed net investment income of $73,873. Total net assets of the Fund immediately after the transfer were $4,120,071,275. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the six months ended June 30, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$51,286,043
Net realized gain	732,825,759
Change in net unrealized appreciation (depreciation)	(554,716,782)
Increase in net assets from operations	$229,395,020

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 29, 2011.

9. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $742,767,070, of which $109,724,484 expires in 2016 and $633,042,586 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable

28	Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not

Legg Mason ClearBridge Equity Income Builder Fund 2011 Semi-Annual Report	29

identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

30	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as

Legg Mason ClearBridge Equity Income Builder Fund	31

Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the three-year period, but performed below the median for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance had improved but was lower than the Lipper category average during the third quarter.

32	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Trustees noted that the Fund had changed its investment objective, investment policies and investment strategies, effective in December 2009, and that a new portfolio management team assumed responsibility for managing the Fund in August 2009. The Trustees noted that much of the performance data was for periods during which the Fund followed a different investment strategy and had a different portfolio management team. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for the third quarter ended September 30, 2010. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected

Legg Mason ClearBridge Equity Income Builder Fund	33

by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

34	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individual investors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011849 8/11 SR11-1427

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	August 26, 2011